UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2008

Wilmington Trust Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-14659	51-0328154
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (302) 651-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.
On September 22, 2008, Wilmington Trust Corporation (the “Company”), entered into an ATM Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) pursuant to which Merrill Lynch will act as the Company’s sales agent with respect to an offering at any time and from time to time of the Company’s common stock, par value $1.00, having an aggregate offering price of up to $150,000,000 (the “Shares”). Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of the sale, at prices related to the prevailing market prices, or at negotiated prices.
The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-147694), which was automatically effective upon filing with the Securities and Exchange Commission on November 29, 2007, as amended by the post-effective amendment thereto which was automatically effective upon filing with the Securities and Exchange Commission on September 22, 2008 (the “Registration Statement”).
The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to that exhibit. Additional exhibits are filed herewith in connection with the Company’s Registration Statement which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

1.1	ATM Equity OfferingSM Sales Agreement dated September 22, 2008 between Wilmington Trust Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Gerard A. Chamberlain, Vice President and Counsel of the Company, regarding the legality of the common stock to be issued pursuant to the ATM Equity OfferingSM Sales Agreement dated September 22, 2008.

23.1	Consent of Gerard A. Chamberlain (contained in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wilmington Trust Corporation
Date: September 22, 2008	By:	/s/ David R. Gibson
	Name:	David R. Gibson
	Title:	Executive Vice President and Chief Financial Officer (Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	ATM Equity OfferingSM Sales Agreement dated September 22, 2008 between Wilmington Trust Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1
Opinion of Gerard A. Chamberlain, Deputy General Counsel and Vice President of the Company, regarding the legality of the common stock to be issued pursuant to the ATM Equity OfferingSM Sales Agreement dated September 22, 2008.

23.1	Consent of Gerard A. Chamberlain (contained in Exhibit 5.1).